SCHEDULE 14C INFORMATION

Amendment No. 1

Information Statement Pursuant to Section 14(c) of

The Securities Exchange Act of 1934

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☑	Preliminary Information Statement
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☐	Definitive Information Statement

JMG Exploration, Inc.

(Name of Registrant as Specified in its Charter)

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JMG EXPLORATION, INC.

600 North Brand Boulevard, Suite 230

Glendale, California 91203

(818) 557-3333

To Our Shareholders,

This Information Statement (this “Information Statement”) is being distributed to the holders of record of the common stock, par value $0.001 per share (the “Common Stock”) and to holders of record of the Class M Preferred Stock, par value $0.001 per share (the “Class M Preferred Stock”) (such holders of Common Stock and Class M Preferred being, the “Shareholders”) as of October 5, 2012 of JMG Exploration, Inc., a Nevada corporation (the “Company”), under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This Information Statement advises shareholders of actions described below taken and approved on September 26, 2012 by unanimous written consent of the Company’s board of directors (the “Board of Directors”).  The actions described below have been approved, by written consent, by the holders of a majority of the Company’s outstanding shares of Common Stock and by the holders of a majority of the Company’s outstanding shares of Class M Preferred Stock (collectively, the “Majority Shareholders”) effective as of October 17, 2012:

1.

Approving an increase in the authorized number of shares of the Common Stock from 25,000,000 to 100,000,000 (the “Authorized Share Increase”);

2.

Approving changing the name of the Company from JMG Exploration, Inc. to Ad-Vantage Networks Holdings, Inc. in order to more accurately reflect the Company’s business (the “Name Change”); and

3.

Approving a reverse stock split of one share for every two (1-for-2) shares outstanding (the “Reverse Stock Split”).

The Board of Directors of the Company has unanimously approved the above corporate actions. This Information Statement is furnished to all of the Shareholders pursuant to Section 14(c) of Exchange Act and the rules promulgated thereunder, solely for the purpose of informing the Shareholders of these corporate actions.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Shareholders owning of record more than 50% of our outstanding Common Stock and more than 50% of our outstanding Class M Preferred Stock (voting together on an as-converted basis) have voted, by written consent, to approve and adopt the Authorized Share Increase, the Name Change and the Reverse Stock Split (collectively, the “Related Transactions”) prior to this Information Statement being mailed to shareholders and the Company is not asking you for a proxy and you are requested not to send us a proxy.

The Board of Directors anticipates that this Information Statement will be first mailed to stockholders on or about November __, 2012.

By Order of the Board of Directors,

/s/ David S. Grant

Chairman of the Board and Chief Executive Officer,

Glendale, California

November __, 2012

JMG EXPLORATION, INC.

600 North Brand Boulevard, Suite 230

Glendale, California 91203

(818) 557-3333

INFORMATION STATEMENT

This Information Statement advises our shareholders, including both our holders of Common Stock and holders of our Class M Preferred Stock, of the actions described below taken and approved on September 26, 2012 by unanimous written consent of our Board of Directors.  The actions described below were approved, by written consent, by the holders of a majority of our outstanding shares of Common Stock and by the holders of a majority of our outstanding shares of Class M Preferred Stock (collectively, the “Majority Shareholders”) effective as October  17, 2012:  (i) increasing the authorized number of shares of the Common Stock from 25,000,000 to 100,000,000, (ii) changing the name of the Company from JMG Exploration, Inc. to Ad-Vantage Networks Holdings, Inc. in order to more accurately reflect the Company’s business, and (iii) implementing a reverse stock split of one share for every two (1-for-2) shares outstanding, all as further described below.  The Board of Directors anticipates that this Information Statement will be mailed to stockholders on or about November  , 2012.

Background

On August 31, 2012, pursuant to that certain Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Ad-Vantage Networks, Inc., a Delaware corporation (“ADVN”), and Ad-Vantage Acquisition. Inc. (“MergerSub”), a Delaware corporation wholly owned by the Company, MergerSub merged with and into ADVN (the “Merger”).  Following the Merger ADVN, as the surviving entity, became a wholly-owned subsidiary of the Company and the business of ADVN became the principal business of the Company.  Under the Merger Agreement, the Company covenanted to, as soon as reasonably practicable:

(i)

change its name to Ad-Vantage Networks Holdings, Inc. to better reflect the Company’s business following the Merger (the “Name Change”),

(ii)

increase the authorized number of shares of Common Stock the Company is authorized to issue from 25,000,000 to 100,000,000 (the “Authorized Share Increase”), and

(iii)

implement a 1 for 2 reverse stock split of its shares of issued and outstanding Common Stock (the “Reverse Stock Split” and collectively with the Name Change and the Authorized Share Increase, the “Related Transactions”).

For a more complete description of the Merger and the Merger Agreement, please see the Company’s Current Report on Form 8-K, filed by the registrant on September 6, 2012 (the “September 6 Form 8-K”) along with the Merger Agreement attached thereto as Exhibit 2.1.

To effectuate the Merger before increasing the authorized shares of the Company, the Board of Directors authorized a new series of preferred stock, designated as the Class M Preferred Stock.  Pursuant to the Merger Agreement, each outstanding share of ADVN common stock and each outstanding share of ADVN preferred stock (collectively, the “Ad-Vantage Capital Stock”) was exchanged for 0.01 fully paid and nonassessable share of Class M Preferred Stock.  In connection with the issuance of the shares of the Class M Preferred Stock, the Company filed a “Certificate of Designation” with the Nevada Secretary of State, pursuant to which the Company was authorized to issue up to 1,000,000 shares of the Class M Preferred Stock.  The Certificate of Designation established the rights, privileges and preferences of the Class M Preferred Stock, including that each share of the Class M Preferred Stock would, upon the effectiveness of the Authorized Share Increase and the Reverse Stock Split, automatically convert into 100 shares of the Company’s Common Stock.  For a more complete description of the Class M Preferred Stock, please see the September 6 Form 8-K including a copy of the Certificate of Designation attached thereto as Exhibit 4.1.

At the Merger, we issued 169,973.88 shares of Class M Preferred Stock to holders of Ad-Vantage Capital Stock in exchange for their shares of Ad-Vantage Capital Stock and we granted options for 37,299.16 shares of

Class M Preferred Stock to holders of options for ADVN common stock in exchange for their ADVN options.  For a more complete description of the exchange of the Class M Preferred Stock for the shares of Ad-Vantage Capital Stock, please see the Company’s September 6 Form 8-K.

At the closing of the Merger, the Company was authorized to issue a total of 25,000,000 shares of Common Stock, of which 5,458,405 shares were issued and outstanding, 110,000 shares of Common Stock were reserved for issuance upon exercise of outstanding options to acquire Common Stock and 4,062,522 shares of Common Stock were reserved for issuance upon exercise of outstanding warrants to acquire Common Stock.  The Company was also authorized to issue up to 10,000,000 shares of Preferred Stock, none of which was issued and outstanding.  Immediately prior to the closing of the Merger, the Company had 15,369,073shares of Common Stock and 10,000,000 shares of Preferred Stock available for issuance.  On completing the Merger, the Company had 5,458,405 shares of Common Stock issued and outstanding, and had 169,973.88 shares of Class M Preferred Stock issued and outstanding.

Pursuant to the provisions of Section 78.2055 of the Nevada Revised Statues (the “NRS”), the Company could effect the Reverse Stock Split upon receiving the approval of its Board of Directors and the approval of holders of a majority of the issued and outstanding shares of Common Stock (amounting to not less than 2,729,203 shares) and the approval of holders of a majority of the issued and outstanding shares of Class M Preferred Stock (amounting to not less than 84,987 shares of Class M Preferred).  Similarly, Section 78.390 of the NRS requires the approval of the Company’s Board of Directors and the approval of holders of a majority of the issued and outstanding shares of JMG Common Stock (amounting to not less than 2,729,203 shares) and the approval of holders of a majority of the issued and outstanding shares of Class M Preferred (amounting to not less than 84,987 shares of Class M Preferred) to approve the Name Change).

Based on 5,458,405 shares of Common Stock and 169,973.88 shares of Class M Preferred Stock issued and outstanding, the Company obtained the  consent of holders of more than 2,729,203 shares of the Company’s Common Stock and the approval of holders of more than 84,987 shares of Class M Preferred Stock to approve the Reverse Stock Split and the Name Change.  As of the date hereof, JMG has received the consents of holders of 2,739,933 shares of the Company’s Common Stock and holders of 135,506.26 shares of Class M Preferred Stock, in each case constituting more than a majority of the issued and outstanding shares, thereby approving the Reverse Stock Split and the Name Change.   Additionally, although Section 78.207 of the NRS provides that the Company is not required to obtain the consent of its shareholders to the Authorized Share Increase, JMG received the consents of holders of 2,739,933 shares of the Company’s Common Stock and holders of 135,506.26shares of Class M Preferred Stock to the Authorized Share Increase.

Additionally, in connection with the Merger, the Company agreed to, as soon as practicable after the Closing of the Merger, sell all of the “Oil and Gas Properties” identified in the Company’s most recent 10-K filed with the SEC (the “O&G Operations” and the “O&G Sale”) or at its option cause the O&G Operations to be spun off for the benefit of the Company’s pre-Merger stockholders as soon as may be practicable following completion of the Merger (the “O&G Spinoff”).  The Board of Directors is still reviewing whether to proceed with an O&G Sale or an O&G Spinoff.  If the Board of Directors elects to sell the O&G Operations, all net proceeds from such sale shall be distributed  pro-rata to the Company’s pre-Merger stockholders and not to any of the stockholders of Ad-Vantage (unless, and in such event solely to the extent that such stockholders were also pre-Merger stockholders of the Company (the “Pre-Merger Stockholders”)).  If the Board of Directors elects to proceed with the O&G Spinoff the Board of Directors will create a new entity to own and operate the current oil and gas operations (“New JMG”) and will spinoff New JMG shares of common stock to the Pre-Merger Stockholders.

Upon the consummation of the Authorized Share Increase and the Reverse Stock Split, the shares of Class M Preferred Stock issued in exchange for the shares of Ad-Vantage Capital Stock shall automatically convert (the “Automatic Conversion”) into shares of the Company’s Common Stock, at the ratio of 100 shares of Common Stock for each share of Class M Preferred Stock (the “Conversion Ratio”).  After giving effect to the Reverse Stock Split and the Automatic Conversion (without taking into effect any shares of Common Stock issuable upon the exercise of the Company’s options or warrants during the period between the Merger and the date of this Information Statement), the Company will have approximately 19,726,592 shares of Common Stock outstanding, of which 16,997,388 shares will have been issued (giving effect to the Automatic Conversion) to complete the Merger.

The Board of Directors of the Company approved the Authorized Share Increase, the Name Change and the Reverse Stock Split, as it believes that all of such actions are in the best interests of the Company. As noted above, as of October 5, 2012, there were 5,458,405 outstanding shares of Common Stock and 169,973.88 outstanding shares of the Class M Preferred Stock.  Each share of Common Stock entitles the holder thereof to one vote on all matters on which holders are permitted to vote and each share of Class M Preferred Stock entitles the holder thereof to two hundred votes on all matters on which holders are permitted to vote (after giving effect to the Reverse Stock Split and the Automatic Conversion the “two hundred” votes allocated to each Class M share is equivalent to one vote per share of Common Stock).  As noted above, the Company received the consent of (i) holders of a majority of the shares of Common Stock issued and outstanding and (ii) holders of a majority of the shares of Class M Preferred Stock issued and outstanding to each of (x) the Name Change, (y) the Authorized Share Increase and (z) the Reverse Stock Split.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE COMPANY HAS RECEIVED THE WRITTEN CONSENT OF SHAREHOLDERS OWNING OF RECORD MORE THAN 50% OF OUR OUTSTANDING COMMON STOCK AND SHAREHOLDERS OWNING OF RECORD MORE THAN 50% OF OUR CLASS M PREFERRED STOCK APPROVING AND ADOPTING THE AUTHORIZED SHARE INCREASE, THE NAME CHANGE AND THE REVERSE STOCK SPLIT. ACCORDINGLY, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS ACTION.

This Information Statement is being furnished to the Shareholders of record as of October 5, 2012 in accordance with the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act and NRS requiring notice to stockholders.

OUTSTANDING SHARES AND VOTING RIGHTS

As of October 5, 2012, the Company’s authorized capitalization consists of 25,000,000 shares of Common Stock, of which 5,458,405 shares were issued and outstanding, and 10,000,000 shares of Preferred Stock, of which 169,973.88 shares of Class M Preferred Stock were issued and outstanding. Holders of Common Stock have no preemptive rights to acquire or subscribe to any additional shares of Common Stock or Preferred Stock. Except for those shares of Common Stock issuable upon the Automatic Conversion, holders of Class M Preferred Stock have no preemptive rights to acquire or subscribe to any additional shares of Common Stock or Preferred Stock. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to the Shareholders and each share of Class M Preferred Stock entitles the holder thereof to two hundred votes on each matter submitted to the Shareholders (the “two hundred” votes is equivalent to one vote per share of Common Stock after giving effect to the Reverse Stock Split and the Automatic Conversion).  As noted above, the Company received the consent of (i) holders of a majority of the shares of Common Stock issued and outstanding and (ii) holders of a majority of the shares of Class M Preferred Stock issued and outstanding (calculated on both an “Converted” and “Non-Converted” basis) to each of (x) the Name Change, (y) the Authorized Share Increase and (z) the Reverse Stock Split.

Our principal executive offices are located at the address indicated above. This Information Statement will be mailed on or about November __, 2012 to shareholders of record as of October 5, 2012. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our Common Stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith.   The Company will send this Information Statement to the beneficial owners of our Class M Preferred Stock held of record by such persons.

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information regarding beneficial ownership of our Common Stock as of the date of this report by:

•

each of our executive officers and directors;

•

all executive officers and directors as a group; and

•

each person who is known by us to beneficially own more than 5% of our outstanding Common Stock.

The two tables below set forth such information (i) before giving effect to the Reverse Stock Split and the Automatic Conversion and after (ii) giving effect to the Reverse Stock Split and the Automatic Conversion, respectively.  The information in each table assumes that shares of Common Stock not outstanding but deemed beneficially owned because an individual has the right to acquire the shares of Common Stock within 60 days upon the exercise of warrants or options or the conversion of convertible securities, are treated as outstanding when determining the amount and percentage of Common Stock owned by that individual and by all directors and executive officers as a group. The address of each executive officer and director is 600 North Brand Boulevard, Suite 230, Glendale, California 91203. The address of for each other identified beneficial owner is set forth below.

BENEFICIAL OWNERSHIP

(before giving effect to the Reverse Stock Split or the Automatic Conversion)

Name of beneficial owner	Number of Shares of Common Stock beneficially owned	Percentage of shares of Common Stock outstanding (1)	Number of Shares of Class M Preferred Stock beneficially owned	Percentage of shares of Class M Preferred Stock outstanding (2)
Executive officers and directors:
David S. Grant, Chairman, Chief Executive Officer and President (3)	0	0	79,804.74	47.0%
Sanjeev Kuwadekar, Director and Chief Technology Officer (4)	0	0	35,045.57	20.6%
Ed Cerkovnik, Director (5)	0	0	162.50	*
Donald Wells, Director (6)	3,000	*	110.00	*
Robert Burg, Director (7)	0	0	204.17	*
David J. Eastman, Chief Financial Officer (8)	0	0	14,234.85	8.4%
All executive officers and directors as a group (6 persons)	3,000	0	129,561.83	76.2%
Stockholders owning of record 5% or more:
Justin Yorke (9)	87,000	1.6%	24,934.46	14. 4%

(1)

For each of the persons or groups identified in this table, the percentage of Common Stock owned is based on the sum of (a) 5,458,405 shares of our Common Stock issued and outstanding as of October 5, 2102 and without giving effect to the issuance of shares upon the consummation of the Reverse Stock Split and the Automatic Conversion and (b) any shares of Common Stock underlying stock options beneficially owned by such person or group, including options for our Common Stock existing prior to the Merger and exercisable within sixty days of the date hereof and (c) any warrants for our Common Stock exercisable within sixty days of the date hereof.  The information set forth herein does not give effect to or count any shares of Common Stock issuable upon the consummation of the Reverse Stock Split, the Automatic Conversion or shares issuable upon exercise of options for Class M Preferred Stock which were issued in exchange for options for shares of Ad-Vantage common stock issued and outstanding prior to the Merger (which options for shares of Class M Preferred Stock will automatically convert into options for our Common Stock upon the Automatic Conversion).

(2)

For each of the persons or groups identified in this table, the percentage of Class M Preferred Stock owned is based on the sum of (a) 169,973.88 shares of our Class M Preferred Stock issued and outstanding as of October 5, 2012 and without giving effect to the issuance of shares upon the consummation of the Reverse Stock Split and the Automatic Conversion and (b) any shares of Class M Preferred Stock issuable upon exercise of options for Class M Preferred Stock which were issued in exchange for options for shares of Ad-Vantage common stock issued and outstanding prior to the Merger (which options for shares of Class M Preferred Stock will automatically convert into options for our Common Stock upon the Automatic Conversion).

(3)

Mr. Grant (a) does not own any shares of the Company’s Common Stock, (b) owns 62,865.07 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 6,286,507 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (c) owns options for 16,939.67 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock.

As set forth in the following table, after giving effect to the Reverse Stock Split and the subsequent Automatic Conversion of the shares of Class M Preferred Stock, Mr. Grant will be deemed to beneficially own 7,980,474 shares of our Common Stock, including (a) 6,286,507 shares of our Common Stock issuable upon the Automatic Conversion of 62,865.07 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 6,286,507 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (b) 1,693,967 shares of our Common Stock underlying options for 16,939.67 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(4)

Mr. Kuwadekar (a) does not own any shares of the Company’s Common Stock, (b) owns 27,606.66 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 2,760,666 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (c) owns options for 7,438.91 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock.

As set forth in the following table, after giving effect to the Reverse Stock Split and the subsequent Automatic Conversion of the shares of Class M Preferred Stock, Mr. Kuwadekar will be deemed to beneficially own 3,504,557 shares of our Common Stock, including (a) 2,760,666 shares of our Common Stock issuable upon the Automatic Conversion of 27,606.66 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 2,760,666 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (b) 743,891 shares of our Common Stock underlying options for 7,438.91 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(5)

Mr. Cerkovnik (a) does not own any shares of the Company’s Common Stock, (b) owns 100 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 10,000 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (c) owns options for 62.50 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock.

As set forth in the following table, after giving effect to the Reverse Stock Split and the subsequent Automatic Conversion of the shares of Class M Preferred Stock, Mr. Cerkovnik will be deemed to beneficially own 16,250 shares of our Common Stock, including (a) 10,000 shares of our Common Stock issuable upon the Automatic Conversion of 100.00 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 10,000 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (b) 6,250 shares of our Common Stock underlying options for 62.50 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(6)

Mr. Wells owns (a) 3,000 shares of our Common Stock, which he owned prior to the Merger (and which will be reduced to 1,500 shares upon the consummation of the Reverse Stock Split, which reduction is not reflected in the information set forth in this table, but is set forth in the following table) and (b) options for 125.00 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock.

As set forth in the following table, after giving effect to the Reverse Stock Split and the subsequent Automatic Conversion of the shares of Class M Preferred Stock, Mr. Wells will be deemed to beneficially own 14,000 shares of our Common Stock, including (a) 3,000 shares of our Common Stock owned prior to the Merger (which will be reduced to 1,500 shares upon the consummation of the Reverse Stock Split) and (b) 12,500 shares of our Common Stock underlying options for 125.00 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(7)

Mr. Burg (a) does not own any shares of the Company’s Common Stock, (b) owns 100 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 10,000 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (c) owns options for 104.17 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock.

As set forth in the following table, after giving effect to the Reverse Stock Split and the subsequent Automatic Conversion of the shares of Class M Preferred Stock, Mr. Burg will be deemed to beneficially own 20,417 shares of our Common Stock, including (a) 10,000 shares of our Common Stock issuable upon the Automatic Conversion of 100.00 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 10,000 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (b) 10,417 shares of our Common Stock underlying options for 104.17 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(8)

Mr. Eastman (a) does not own any shares of the Company’s Common Stock, (b) owns 11,213.31 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 1,121,331 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (c) owns options for 3,021.54 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock.

As set forth in the following table, after giving effect to the Reverse Stock Split and the subsequent Automatic Conversion of the shares of Class M Preferred Stock, Mr. Eastman will be deemed to beneficially own 1,423,485 shares of our Common Stock, including (a) 1,121,331 shares of our Common Stock issuable upon the Automatic Conversion of 11,213.31 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 1,121,331 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (b) 302,154 shares of our Common Stock underlying options for 3,021.54 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(9)

Mr. Yorke may be deemed to be the beneficial owner of (a) JMW Fund LLC, which owns 2,000 shares of our Common Stock (which will be reduced to 1,000 shares upon the consummation of the Reverse Stock Split, which reduction is not reflected in the information set forth in this table, but is set forth in the following table) and 11,856.55 shares of our Class M Preferred Stock (which will convert into 1,185,655 shares of our Common Stock upon the Automatic Conversion) and (b) San Gabriel Fund LLC which owns 12,322.91 shares of our Class M Preferred Stock (which will convert into 1,232,291 shares of our Common Stock upon the Automatic Conversion) due to his position as manager of both funds. Mr. Yorke also personally owns 755 shares of our Class M Preferred Stock and 85,000 shares of our Common Stock underlying options exercisable within sixty days of the date hereof (which will be reduced to 42,500 shares upon the consummation of the Reverse Stock Split, which reduction is not reflected in the information set forth in this table, but is set forth in the following table).

Without giving effect to the Reverse Stock Split and the Automatic Conversion and assuming for the purposes hereof that Mr. Yorke is deemed to beneficially own those shares of Common Stock and/or Class M Preferred Stock owned by JMW Fund LLC and San Gabriel Fund LLC, Mr. Yorke Mr. Yorke may be deemed to be the beneficial owner of 87,000 shares of our Common Stock, or approximately 1.6% of our Common Stock, and 24,934.46 shares of Class M Preferred Stock, or approximately 14.4% of our Class M Preferred Stock.

As set forth in the following table, after giving effect to the Reverse Stock Split, the subsequent Automatic Conversion of the shares of Class M Preferred Stock and assuming for the purposes hereof that Mr. Yorke is deemed to beneficially own those shares of Common Stock and/or Class M Preferred Stock owned by JMW Fund LLC and San Gabriel Fund LLC, Mr. Yorke may be deemed to beneficially own 2,536,946 shares of our Common Stock, including (a) 2,000 shares of our Common Stock owned prior to the Merger (which will be reduced to 1,000 shares upon the consummation of the Reverse Stock Split), (b) 2,493,446 shares of our Common Stock issuable upon the Automatic Conversion of 24,934.46 shares of Class M Preferred Stock received pursuant to the Merger (being the total of the 755 shares of Class M Preferred Stock owned personally by Mr. Yorke and the 24,179.46 shares of Class M Preferred Stock owned by JMW Fund LLC and San Gabriel Fund LLC) in exchange for 2,493,446 shares of Ad-Vantage Capital Stock deemed beneficially owned prior to the Merger, and (c) 85,000 shares of our Common Stock underlying warrants exercisable within sixty days of the date hereof (which will be reduced to 42,500 upon the consummation of the Reverse Stock Split).  Giving effect to all of the foregoing, Mr. Yorke may be deemed to be the beneficial owner of 2,536,946 shares of common stock, or approximately 12.8% of our Common Stock.

The address for Mr. Yorke is 4 Richland Place, Pasadena, CA  91103.

*	Less than one percent.

BENEFICIAL OWNERSHIP

(after giving effect to the Reverse Stock Split and the Automatic Conversion)

Name of beneficial owner	Number of Shares beneficially owned	Percentage of shares outstanding (1)
Executive officers and directors:
David S. Grant, Chairman, Chief Executive Officer and President (2)	7,980,474	37.3%
Sanjeev Kuwadekar, Director and Chief Technology Officer (3)	3,504,557	17.1%
Ed Cerkovnik, Director (4)	16,250	*
Donald Wells, Director (5)	14,000	*
Robert Burg, Director (6)	20,417	*
David J. Eastman, Chief Financial Officer (7)	1,423,485	7.1%
All executive officers and directors as a group (6 persons)	12,959,183	57.6%

Stockholders owning of record 5% or more:
Justin Yorke (8)	2,536,946	12.8%

(1)

For each of the persons or groups identified in this table, the percentage is based on the sum of (a) 19,726,592 shares of our Common Stock issued and outstanding after giving effect to the issuance of shares pursuant to the Merger, the Reverse Stock Split and the Automatic Conversion and (b) any shares of common stock underlying stock options beneficially owned by such person or group, including options for our Common Stock existing prior to the Merger, options for shares of Ad-Vantage common stock exchanged for options for Class M Preferred Stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion) and any warrants for our Common Stock exercisable within sixty days of the date hereof.  After giving effect to the Reverse Stock Split and the Automatic Conversion, there will not be any shares of Class M Preferred Stock issued and outstanding.

(2)

Includes (a) 6,286,507 shares of our Common Stock issuable upon the Automatic Conversion of 62,865.07 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 6,286,507 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (b) 1,693,967 shares of our Common Stock underlying options for 16,939.67 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(3)

Includes (a) 2,760,666 shares of our Common Stock issuable upon the Automatic Conversion of 27,606.66 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 2,760,666 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (b) 743,891 shares of our Common Stock underlying options for 7,438.91 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(4)

Includes (a) 10,000 shares of our Common Stock issuable upon the Automatic Conversion of 100.00 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 10,000 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (b) 6,250 shares of our Common Stock underlying options for 62.50 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(5)

Includes (a) 3,000 shares of our Common Stock owned prior to the Merger (which will be reduced to 1,500 shares upon the consummation of the Reverse Stock Split) and (b) 12,500 shares of our Common Stock underlying options for 125.00 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(6)

Includes (a) 10,000 shares of our Common Stock issuable upon the Automatic Conversion of 100.00 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 10,000 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (b) 10,417 shares of our Common Stock underlying options for 104.17 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(7)

Includes (a) 1,121,331 shares of our Common Stock issuable upon the Automatic Conversion of 11,213.31 shares of Class M Preferred Stock received pursuant to the Merger in exchange for 1,121,331 shares of Ad-Vantage Capital Stock owned prior to the Merger, and (b) 302,154 shares of our Common Stock underlying options for 3,021.54 shares of our Class M Preferred Stock exchanged pursuant to the Merger for options for Ad-Vantage common stock (which will automatically convert into options for our Common Stock upon the Automatic Conversion).

(8)

Mr. Yorke may be deemed to be the beneficial owner of (a) JMW Fund LLC, which owns 2,000 shares of our Common Stock (which will be reduced to 1,000 shares upon the consummation of the Reverse Stock Split, which reduction is reflected in the information set forth in this table) and 11,866.55 shares of our Class M Preferred Stock (which will convert into 1,186,655 shares of our Common Stock upon the Automatic Conversion) and (b) San Gabriel Fund LLC which owns 12,322.91 shares of our Class M Preferred Stock (which will convert into 1,232,291 shares of our Common Stock upon the Automatic Conversion) due to his position as manager of both funds.  Mr. Yorke also personally owns 755 shares of our Class M Preferred Stock and 85,000 shares of our Common Stock underlying warrants exercisable within sixty days of the date hereof (which will be reduced to 42,500 shares upon the consummation of the Reverse Stock Split, which reduction is reflected in the information set forth in this table).

As a result, when including the (a) 2,000 shares of our Common Stock owned prior to the Merger (which will be reduced to 1,000 shares upon the consummation of the Reverse Stock Split), (b) 2,493,446 shares of our Common Stock issuable upon the Automatic Conversion of 24,934.46 shares of Class M Preferred Stock received pursuant to the Merger  (being the total of the 755 shares of Class M Preferred Stock owned personally by Mr. Yorke and the 24,179.46 shares of Class M Preferred Stock owned by JMW Fund LLC and San Gabriel Fund LLC) in exchange for 2,493,446 shares of Ad-Vantage Capital Stock deemed beneficially owned prior to the Merger, and (c) 85,000 (which will be reduced to 42,500 upon the consummation of the Reverse Stock Split) shares of our Common Stock underlying warrants exercisable within sixty days of the date hereof, Mr. Yorke may be deemed to be the beneficial owner of 2,536,946 shares of Common Stock, or approximately 12.8% of our Common Stock.  The address for Mr. Yorke is 4 Richland Place, Pasadena, CA  91103.

*	Less than one percent.

PROPOSAL 1 – AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

The proposal to amend the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 25,000,000 to 100,000,000 is described below. A copy of the certificate of amendment effecting the changes contemplated by this proposal (along with the proposal changing the name of the Company from JMG Exploration, Inc. to Ad-Vantage Networks Holdings, Inc.) is attached to this Information Statement as Exhibit A.

The actions taken by the Board of Directors and the Majority Shareholders to amend the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 25,000,000 to 100,000,000 because the Company's Board unanimously determined that (i) the Company is obligated pursuant to the terms of the Merger Agreement to effectuate this increase, (ii) this increase is required in order to allow for the issuance of shares of Common Stock issuable upon the conversion of the Class M Preferred Stock, (iii) that this increase in the number of authorized shares is in the best interest of the Company in that it is obligated to issue shares of the Company’s Common Stock  upon conversion of certain outstanding warrants and options and (iv) that it will provide the Company with available shares that could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of
Directors may determine in its discretion.

At August 31, 2012, the date that the Merger was consummated, the Company was authorized to issue 25,000,000 shares of Common Stock, there were 5,458,405 shares of Common Stock issued and outstanding, there were outstanding options to purchase an aggregate of 110,000 shares of our Common Stock and there were outstanding warrants to purchase 4,062,552 shares of our Common Stock.  Accordingly, as of August 31, 2012, the Company was authorized to issue 25,000,000 shares of Common Stock, of which amount only 15,369,073 shares of Common Stock were available for issuance.

If the Company had been required to issue shares of Common Stock in consideration of the Merger in lieu of the shares of Class M Preferred Stock and if the Company had implemented the Reverse Stock Split, the Company would have had to issue 16,997,388 shares of Common Stock, as opposed to the 169,973.88 shares of Class M Preferred Stock it actually issued.  The Company would have had to issue 16,997,388 shares of Common Stock to close the Merger and there were only 15,369,073 shares of Common Stock available for issuance as of the closing of the Merger.  Additionally, the Company assumed the option plans of Ad-Vantage, under which options for the purchase of 3,784,916 shares of Ad-Vantage common stock were outstanding at the closing of the Merger (the “Outstanding Ad-Vantage Options”).  The Outstanding Ad-Vantage Options were converted into options to purchase 37,299.16 shares of Class M Preferred Stock (which represents 3,729,916 shares of the Company’s Common Stock after giving effect to the Automatic Conversion).

The number of authorized but unissued shares of our Common Stock was not sufficient to issue the Common Stock consideration required for the Merger (and the assumption of the Outstanding Ad-Vantage Options), namely it was not sufficient to issue the 16,997,388 shares of Common Stock issuable upon the conversion of the Class M Preferred Stock and the 3,784,916 shares of our Common Stock issuable upon exercise of the Outstanding Ad-Vantage Options which we have assumed.   Additionally, if the Company were not to effect the Reverse Stock Split, the Company would need to issue twice as many shares (33,994,796 shares of Common Stock upon the conversion of the Class M Preferred Stock and 7,459,832 shares of our Common Stock upon exercise of the assumed Outstanding Ad-Vantage Options) as otherwise would be issuable upon the occurrence of the Reverse Stock Split.

The Board of Directors determined that it is necessary that the authorized number of shares of Common Stock be increased to 100,000,000.    These additional shares would be available for issuance from time to time for corporate purposes such as capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for common stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of common stock to raise equity capital, to make acquisitions using stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans, where the Board of Directors determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Nevada corporation law and applicable market listing rules. If we issue additional shares for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially. Although we expect continually to examine these potential favorable opportunities as they arise, we have no current plans or arrangements to issue any additional shares of common stock, except for potential issuances in connection with equity compensation matters in the ordinary course.

        The additional shares of our common stock that would become available for issuance upon an effective reverse stock split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor our current Board of Directors. Although the increased proportion of authorized but unissued shares to issued shares could, under certain circumstances, have an anti-takeover effect, the authorized share increase and  reverse stock split are not being proposed in order to respond to a hostile takeover attempt or to any attempt to obtain control of the Company.

PROPOSAL 2 – NAME CHANGE

The Board believes that it is in the best interests of the Company and its shareholders to change the name of the Company from “JMG Exploration, Inc.” to “Ad-Vantage Networks Holdings, Inc.” in order to reflect the change in the Company’s business from oil and gas exploration to providing digital advertising software and service solutions that enable access providers and network operators to generate advertising revenues on their free and fee-based networks and to allow the Company, going forward, to distinguish itself from the Company’s business as conducted  prior to the Merger.  A copy of the certificate of amendment effecting the changes contemplated by this proposal (along with the proposal relating to the Authorized Share Increase) is attached to this Information Statement as Exhibit A.

The Name Change will not have any effect on the ownership or control of the Company and will not affect any of the rights of any holder of the Company’s securities.

PROPOSAL 3 – REVERSE STOCK SPLIT

The Board of Directors believes that it is in the best interests of the Company and its stockholders to reduce the number of issued and outstanding shares through a one-for-two reverse stock split implemented in conjunction with the Authorized Share Increase. Immediately following the completion of the Reverse Stock Split, without giving effect to the Automatic Conversion, the number of shares of our Common Stock issued and outstanding or held in treasury will be reduced proportionately based on the reverse stock split ratio of 1-for-2 so that our current 5,458,405 issued and outstanding shares will become a total of 2,729,203 shares.  After giving effect to the Reverse Stock Split and the Automatic Conversion, the number of shares of our Common Stock issued and outstanding will be a total of 19,726,592.   Those options and warrants for shares of our Common Stock outstanding prior to the Merger will also be subject to the Reverse Stock Split and, after giving effect to the Reverse Stock Split, those options and warrants will be exercisable for a total of 55,000 shares of Common Stock and 2,031,261 shares of Common Stock, respectively.  The shares of Class M Preferred Stock issued to the holders of the Ad-Vantage Capital Stock in the Merger and issuable upon exercise of the Outstanding Ad-Vantage Options assumed by the Company pursuant to the Merger are not subject to the Reverse Stock Split.

Upon consummation of the Reverse Stock Split and the Automatic Conversion, the Company will have 100,000,000 shares of Common Stock authorized, of which (i) approximately 19,726,592 shares will be issued and outstanding, (ii) 5,816,177 shares are reserved for issuance upon exercise of outstanding options and warrants, (iii) 55,000 shares are reserved for issuance upon exercise of options for shares of Common Stock existing prior to the Merger (and giving effect to the 1 for 2 Reverse Stock Split), and (iv) 2,031,261 shares are reserved for issuance upon exercise of warrants for shares of Common Stock outstanding prior to the Merger (and giving effect to the 1 for 2 Reverse Stock Split)), and 10,000,000 shares of Preferred Stock authorized, of which none will be outstanding (giving effect to shares of Class M Preferred Stock being converted into shares of Common Stock pursuant to the Automatic Conversion).

 The Board of Directors believes implementing the Reverse Stock Split may increase the market price for our Common Stock as fewer shares will be outstanding. The Board of Directors further believes that implementing the Reverse Stock Split may improve marketability of, and interest in, our Common Stock and may encourage interest and trading in our Common Stock.

 For example, the Board of Directors believes that some institutional investors and investment funds may be reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms may be reluctant to recommend lower-priced stocks to their clients. Further, brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks. As a result, certain investors may also be dissuaded from purchasing lower-priced stocks. A higher stock price after the reverse stock split may reduce this concern.

Certain Risks Associated with the Reverse Stock Split

 We cannot assure you that the reverse stock split will have the desired effect of proportionately raising our Common Stock price over the long term, or at all. The effect of a reverse split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in similar circumstances to ours is varied. The market price of our Common Stock may vary based on other factors which are unrelated to the number of shares outstanding, including our future performance.

Impact of the Proposed Reverse Stock Split

 The Reverse Stock Split will affect all of our Common Stockholders uniformly and does not affect any stockholder’s percentage ownership interests or proportionate voting power, except to the extent that the Reverse Stock Split could result in any of our stockholders having a marginally greater percentage ownership as the result of a fractional share being rounded up to the next whole number. As described below, stockholders otherwise entitled to fractional shares as a result of the Reverse Stock Split will receive a whole share in lieu of any fractional share interest in our Common Stock arising from the Reverse Stock Split. The other principal effects of the Reverse Stock Split will be that:

•

the number of issued and outstanding shares of our Common Stock will be reduced proportionately based on the Reverse Stock Split ratio of 1-for-2 from 5,458,405 to a total of 2,729,203, before giving effect to the Automatic Conversion, and from 5,458,405 to a total of 19,726,592, after giving effect to the Reverse Stock Split and the Automatic Conversion;

•

based on the Reverse Stock Split 1-for-2 ratio, the per share exercise price of all option awards and warrants outstanding prior to the Merger will be increased proportionately and the number of shares of our Common Stock issuable upon the exercise of all such option awards and warrants will be reduced proportionately. These adjustments will result in approximately the same aggregate exercise price being required to be paid for all outstanding option awards upon exercise, although the aggregate number of shares issuable upon the exercise of such option awards and warrants will be reduced proportionately following the Reverse Stock Split; and

•

the Reverse Stock Split will likely increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in executing sales.

The Board of Directors does not intend for the Reverse Stock Split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934.

 Fractional Shares Will be Rounded Up

Holders of our Common Stock will not receive fractional post- Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, the Company will round up to the next whole share any fractional share interest in our Common Stock arising from the Reverse Stock Split.

Effect on Registered and Beneficial Stockholders

 Upon effectiveness of the Reverse Stock Split, we intend to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as registered stockholders whose shares of our Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name;” however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a bank, broker, or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

 Effect on Registered “Book-Entry” Stockholders

 The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of our Common Stock registered in their accounts.

If you hold registered shares of our Common Stock in a book-entry form, you do not need to take any action to receive your post- Reverse Stock Split shares of our Common Stock in registered book-entry form.

If you are entitled to post- Reverse Stock Split shares of our Common Stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the effective date of the Reverse Stock Split indicating the number of shares of our Common Stock you hold.

Effect on Registered Certificated Shares

 Some registered stockholders hold their shares of our Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our Common Stock are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective date of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-Reverse Stock Split shares of our Common Stock for a statement of holding. When you submit your certificate representing the pre-Reverse Stock Split shares, your post-Reverse Stock Split shares will be held electronically in book-entry form. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-Reverse Stock Split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-Reverse Stock Split ownership interest.

 Beginning on the effective date of the Reverse Stock Split, each certificate representing pre- Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post- Reverse Stock Split shares.

 STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Consequences

The par value per share of our Common Stock will not be changed and will remain $0.001 per share after the Reverse Stock Split. After the Reverse Stock Split (and for purposes hereof, having given effect to the Automatic Conversion on both a pre- Reverse Stock Split and post- Reverse Stock Split basis), net income or loss per share, and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described above, the per share exercise price of outstanding option awards and warrants would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and warrants would decrease proportionately, in each case based on the reverse stock ratio. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Tax Consequences of the Reverse Stock Split

The Company believes that, for federal income tax purposes, no gain or loss should be recognized by shareholders upon the consummation of the Reverse Stock Split. Each shareholder whose shares of Common Stock were subject to the Reverse Stock Split should have the same basis in the our Common Stock as such Shareholder had in our Common Stock held immediately prior to the effectiveness of the Reverse Stock Split.

We should recognize no gain or loss as a result of the Related Transactions and the Related Transactions will not affect the amount of the corporate income and other taxes payable by the Company.

The foregoing is only a summary of the federal income tax consequences and is not tax advice. Each shareholder should consult his, her, or its tax advisor regarding the tax consequences of any of the Related Transactions.

This Information Statement does not contain any information regarding the tax consequences, if any, under applicable, state, local or foreign laws, and each shareholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local, or foreign tax consequences of the proposed Reincorporation in view of the shareholder's individual circumstances.

Distribution and Costs

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple Shareholders sharing an address, unless we have received contrary instructions from one or more of the Shareholders. Also, we will promptly deliver a separate copy of this Information Statement and future shareholder communication documents to any Shareholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future Shareholder communication documents to any Shareholder or Shareholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above, or upon request by telephone at (818) 649-5710.

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov .

Shareholders may also address future requests regarding delivery of Information Statements and/or annual reports by contacting us at the address or telephone number noted above.

Dissenters’ Right of Appraisal

Shareholders do not have the statutory right to dissent and obtain an appraisal of their shares under Nevada law in connection with the proposed Authorized Share Increase, Name Change, Reverse Stock Split or Spin-Off.

ADDITIONAL INFORMATION

The Company has received no indication from any of its directors of any intent to oppose any action to be taken by the Company. There have been no proposals for action submitted to the Company by any shareholders other than the proposals which are the subject of this Information Statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, as well as persons who own more than 10% of a registered class of our equity securities, to file with the Commission initial reports of ownership and reports of changes in beneficial ownership. Directors, executive officers, and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us we believe that during the fiscal year ended December 31, 2011 and through the date of this filing, our directors and officers complied with all Section 16(a) filing requirements.

DISSENTERS’ RIGHTS

Under Nevada law shareholders are not entitled to dissenters’ rights regarding the Authorized Share Increase, Name Change or Reverse Stock Split.

FORWARD-LOOKING STATEMENTS

This Information Statement includes forward-looking statements. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates, and projections. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date of the front of the document.

DELIVERY OF DOCUMENTS AND HOUSEHOLDING

The Commission has adopted rules that permit companies and intermediaries such as brokers, to satisfy the delivery requirements for information statements with respect to two or more shareholders sharing the same address by delivering a single information statement addressed to those shareholders. This process, which is commonly referred to as “householding”, potentially provides extra convenience for stockholders, is environmentally friendly, and represents cost savings for companies.

For this Information Statement, the Company’s transfer agent or brokers may be householding this Information Statement and the documents incorporated by reference that we are enclosing with the Information Statement. A single Information Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the effected shareholders. Once you have received notice from your broker or the Company that either of them will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in householding and would prefer to receive separate periodic reports, or if you currently receive multiple copies of the Information Statement or other periodic reports at your address and would like to request householding by the Company, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather than through a brokerage account, you should direct your written request directly to David J. Eastman, Chief Financial Officer, JMG Exploration, Inc., 600 North Brand Boulevard, Suite 230, Glendale, California 91203.

OTHER MATTERS

As of the date of this Information Statement, the Company’s Board of Directors knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of our voting stock.

Only one Information Statement is being delivered to multiple shareholders sharing an address. If you are a shareholder at a shared address to which a single copy of this Information Statement was delivered and you desire to obtain a separate copy of the documents delivered, please contact the person at the address or telephone number described below.

We hereby undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the documents was delivered.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

David J. Eastman, Chief Financial Officer

JMG Exploration, Inc.

600 North Brand Boulevard, Suite 230

Glendale, California 91203

(818) 649-5710

By Order of the Board of Directors,
/s/ David S. Grant
David S. Grant
Chairman and Chief Executive Officer